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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 7, 2000, in the Registration Statement on Form F-1 and related Prospectus of Precise Software Solutions Ltd. for the registration of 5,002,500 shares of its Ordinary shares.






                                   Yours Truly,

                                   /s/ KOST, FORER AND GABBAY
                                   ---------------------------------------
                                   KOST, FORER AND GABBAY
                                   A Member of Ernst & Young International



October 27, 2000
Tel-Aviv, Israel